                                                                    EXHIBIT 10.5


                                ASIA ONLINE, LTD.

                           SECOND AMENDED AND RESTATED

                            INVESTOR RIGHTS AGREEMENT


                                 MARCH 24, 2000

                                TABLE OF CONTENTS

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                                                                                                               PAGE
                                                                                                               ----
SECTION 1.    GENERAL.............................................................................................1

         1.1      Amendment and Restatement of Prior Agreement....................................................1

         1.2      Definitions.....................................................................................2

SECTION 2.    REGISTRATION; RESTRICTIONS ON TRANSFER..............................................................4

         2.1      Restrictions on Transfer........................................................................4

         2.2      Demand Registration.............................................................................6

         2.3      Piggyback Registrations.........................................................................7

         2.4      Form S-3 Registration...........................................................................8

         2.5      Expenses of Registration.......................................................................10

         2.6      Obligations of the Company.....................................................................10

         2.7      Termination of Registration Rights.............................................................11

         2.8      Furnishing Information.........................................................................11

         2.9      Indemnification................................................................................12

         2.10     Assignment of Registration Rights..............................................................14

         2.11     Amendment of Registration Rights...............................................................14

         2.12     Limitation on Subsequent Registration Rights...................................................14

         2.13     "Market Stand-Off" Agreement; Agreement to Furnish Information.................................14

         2.14     Rule 144 Reporting.............................................................................15

SECTION 3.    COVENANTS OF THE COMPANY...........................................................................16

         3.1      Basic Financial Information and Reporting......................................................16

         3.2      Inspection Rights..............................................................................16

         3.3      Confidentiality of Records.....................................................................17

         3.4      Reservation of Common Stock....................................................................17

         3.5      Stock Vesting..................................................................................17

         3.6      Visitation Rights..............................................................................17

         3.7      Proprietary Information and Inventions Agreement...............................................17

         3.8      Protective Provisions..........................................................................17

         3.9      United States Real Property Holding Corporation................................................18

         3.10     Termination of Covenants.......................................................................18



                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)

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                                                                                                               PAGE
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
SECTION 4.    PREEMPTIVE RIGHTS..................................................................................18

         4.1      Subsequent Offerings...........................................................................18

         4.2      Exercise of Rights.............................................................................18

         4.3      Issuance of Equity Securities to Other Persons.................................................19

         4.4      Termination and Waiver of Preemptive Rights....................................................19

         4.5      Transfer of Preemptive Rights..................................................................19

         4.6      Excluded Securities............................................................................19

SECTION 5.    VOTING.............................................................................................20

         5.1      Holders of Series A Preferred..................................................................20

         5.2      Holders of Common Stock........................................................................20

         5.3      Holders of Preferred and Common Stock..........................................................20

         5.4      Termination....................................................................................21

SECTION 6.    MISCELLANEOUS......................................................................................21

         6.1      Governing Law..................................................................................21

         6.2      Survival.......................................................................................22

         6.3      Successors and Assigns.........................................................................22

         6.4      Entire Agreement...............................................................................22

         6.5      Severability...................................................................................22

         6.6      Amendment and Waiver...........................................................................22

         6.7      Delays or Omissions............................................................................23

         6.8      Notices........................................................................................23

         6.9      Attorneys' Fees................................................................................23

         6.10     Titles and Subtitles...........................................................................23

         6.11     Counterparts...................................................................................23



                                       ii.

                                   EXHIBIT A

                             SCHEDULE OF INVESTORS


ABN-AMRO Capital Investment Asia Limited
CIBC WMC Inc.
Concentric Network Corporation
Dell USA L.P.
GE Capital Equity Investments, Inc.
GE Equity Investments, Inc.
Hikari Tsushin International Limited
Hikari Tsushin Partners, L.P.
Interliant, Inc.
J.P. Morgan International Capital Corporation
The Manufactures Life Insurance Company (USA)
MLS-I, L.P.
Nexus Capital Partners I, L.P.
Nexus Capital Partners II, L.P.
Nexus Partners, LLC
PW Partners 1998, L.P.
P.W. Exe, L.P.
PW Capital Inc.
Pequot Private Equity Fund II, L.P.
Porcelain Partners, L.P.
Sixty Wall Street Fund, L.P.
Societe Centrale d'Investissements
Systex Capital Group, Inc.
Softbank Technology Ventures V, L.P.
Softbank Technology Advisors Fund V, L.P.
Softbank Technology Entrepreneurs Fund V, L.P.
Softbank Technology Ventures IV, L.P.
Softbank Technology Advisors Fund, L.P.

                                ASIA ONLINE, LTD.

                           SECOND AMENDED AND RESTATED

                            INVESTOR RIGHTS AGREEMENT

         THIS SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the 24th day of March, 2000, by and among ASIA ONLINE, LTD., a Delaware corporation (the "COMPANY"), the purchasers of the Company's Series C (the "SERIES C PREFERRED") set forth on Exhibit A of that certain Series C Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), and the holders of the Company's Series A Preferred Stock ("SERIES A PREFERRED") and Series B Preferred Stock ("SERIES B PREFERRED") set forth, together with the purchasers of the Series C Preferred, on Exhibit A hereto. The purchasers of the Series C Preferred and the holders of the Series A Preferred and Series B Preferred, together with any subsequent holder that becomes a party to this Agreement, shall be referred to hereinafter as the "INVESTORS" and each individually as an "Investor."

                                    RECITALS

         WHEREAS, the Company has granted registration rights, information rights and certain other rights pursuant to that certain Amended and Restated Investors' Rights Agreement, dated as of August 3, 1999, as amended (the "Prior Agreement").

         WHEREAS, the Company proposes to sell and issue up eleven million four hundred one thousand six hundred fifty-nine (11,401,700) shares of its Series C Preferred Stock pursuant to the Purchase Agreement; and

         WHEREAS, as a condition of entering into the Purchase Agreement, the Investors have requested that the Company extend to them registration rights, information rights and other rights as set forth below and the Company and the parties to the Prior Agreement are willing to amend the rights given to them in the Prior Agreement by replacing such rights in their entirety with the rights set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:

SECTION 1. GENERAL

1.1 AMENDMENT AND RESTATEMENT OF PRIOR AGREEMENT. All of the undersigned parties who were parties to the Prior Agreement and who constitute the requisite parties to amend the Prior Agreement hereby (i) waive any right of first refusal, preemptive right, or other right to purchase any shares of Series C Preferred Stock being sold pursuant to that certain Series C Preferred Stock Purchase Agreement, as of even date herewith, as well as notice of such sale



                                       1.

of Series C Preferred Stock, on behalf of themselves and all others, and (ii) agree that the Prior Agreement is null and void and superseded in all respects by this Agreement.

         1.2 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  "HOLDER" means (a) any person owning of record Registrable Securities that have not been sold to the public or (b) any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

                  "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

                  "MANAGEMENT HOLDER" means Kevin Randolph.

                  "PERMITTED TRANSFEREE" means:

                           (1) with respect to J.P. Morgan International Capital
Corp. ("JPMICC") and Sixty Wall Street Fund, L.P. (the "Fund") (i) each entity controlled by JPMICC or the Fund or any affiliate of either of them, (ii) a partnership in which JPMICC or the Fund, and/or one or more affiliates of either of them, constitute a majority of the general partners, or (iii) an investment fund or unit trust managed by JPMICC or the Fund, or any affiliate of either of them, or the fund manager of JPMICC or the Fund, or an affiliate of either of them; provided that (i) any transferee shall be an "accredited investor" as such term is defined in Regulation D of the Securities Act of 1933, as amended, and
(ii) such transfer shall not result in the Company losing its exemption for the sale of the Shares to the Purchasers as such term is defined in the Purchase Agreement; or

                           (2) with respect to ABN AMROCapital Investment Asia
Limited and ABN AMRO Holding N.V. ("AA Holding"), (i) each entity that directly or indirectly controls, is under common control with, or is controlled by AA Holding, (ii) a partnership in which AA Holding and/or any entity described under (i) above constitute a majority of the general partners or (iii) an investment fund or unit trust where AA Holding or any entity described under (i) or (ii) above serves as the manager of the investment fund or unit trust or is responsible for designating the manager of the investment fund or unit trust; provided that (i) any transferee shall be an "accredited investor" as such term is defined in Regulation D of the Securities Act of 1933, as amended, and (ii) such transfer shall not result in the Company losing its exemption for the sale of the Shares to the Purchasers as such term is defined in the Purchase Agreement; or



                                       2.

                           (3) with respect to either Hikari Tsushin Partners,
L.P. or Hikari Tsushin, Inc., any affiliate or subsidiary of Hikari Tsushin Partners, L.P. or Hikari Tsushin, Inc. including but not limited to Golden Power International Holdings Limited; provided that (i) any transferee shall be an "accredited investor" as such term is defined in Regulation D of the Securities Act of 1933, as amended, and (ii) such transfer shall not result in the Company losing its exemption for the sale of the Shares to the Purchasers as such term is defined in the Purchase Agreement; or

                           (4) with respect to Paribas, including any successor
thereof ("Paribas"), and Societe Centrale d'Investissements, (i) each entity that directly or indirectly controls, is under common control with, or is controlled by Paribas, (ii) a partnership in which Paribas and/or any entity described under (i) above constitute a majority of the general partners or (iii) an investment fund or unit trust where Paribas or any entity described under (i) or (ii) above serves as the manager of the investment fund or unit trust or is responsible for designating the manager of the investment fund or unit trust; provided that (i) any transferee shall be an "accredited investor" as such term is defined in Regulation D of the Securities Act of 1933, as amended, and (ii) such transfer shall not result in the Company losing its exemption for the sale of the Shares to the Purchasers as such term is defined in the Purchase Agreement.

                  "QUALIFIED IPO" means the Company's first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Class A Common Stock for the account of the Company in which (i) the per share price is at least $12.00 (as adjusted for stock splits, dividends, recapitalizations and the like), and
(ii) the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $20,000,000.

                  "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares; (b) the ten (10) shares, in the aggregate, of Common Stock acquired by Softbank Technology Ventures IV, L.P. and Softbank Technology Advisors Fund, L.P. in January, 1999; (c) for purposes of Section 2 only (other than Section 2.2), shares of Common Stock held by or issuable upon exercise or conversion of outstanding options or other rights to acquire Common Stock of the Company held by the Management Holder (and by permitted assignees of such Management Holder); and (d) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

                  "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are



                                       3.

Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

                  "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand dollars ($25,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "SEC" or "COMMISSION" means the Securities and Exchange Commission.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

                  "SHARES" shall mean (i) the shares of the Company's Series A Preferred Stock issued pursuant to the certain Series A Preferred Stock Purchase Agreement, dated February 26, 1999, or held by the Management Holder, (ii) the shares of the Company's Series B-1 Preferred Stock and Series B-2 Preferred Stock issued pursuant to the certain Series B Preferred Stock Purchase Agreement, dated August 3, 1999, and (iii) the shares of the Company's Series C Preferred Stock issued pursuant to the Purchase Agreement.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER

         2.1 RESTRICTIONS ON TRANSFER.

                  (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                           (i) There is then in effect a registration statement
under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) (A) The transferee has agreed in writing to be
bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                           (iii) Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership



                                       4.

interests, (B) a corporation to its stockholders, in accordance with their interest in the corporation, or its affiliates, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (D) to the Holder's family member or trust for the benefit of an individual Holder, or (E) to a Permitted Transferee; provided that in each case the transferee shall agree to become, and will be subject to the terms of this Agreement to the same extent as if such person or entity were an original Holder hereunder.

                  (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                           THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT, WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE INVESTORS' RIGHTS AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER.

                  (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed



                                       5.

upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         2.2 DEMAND REGISTRATION.

                  (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request that the Company file a registration statement under the Securities Act having an aggregate offering price, net of underwriting discounts and commissions, exceeding $10,000,000 (a "QUALIFIED PUBLIC OFFERING") from the Holders of greater than (a) 20% of the Registrable Securities then outstanding (excluding for purposes of this calculation any Registrable Securities held by the Management Holders or any of their permitted transferees), or (b) 40% of the outstanding shares of Series B Preferred, including Common Stock issued on conversion of Series B Preferred, or (c) 40% of the outstanding shares of Series C Preferred, including Common Stock issued on conversion of Series C Preferred (in each case, the "INITIATING HOLDERS"), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this
Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or
Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section
2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                  (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                           (i) prior to February 26, 2002; unless the Company's
Initial Offering occurs before February 26, 2002, in which case the Company shall be required to effect registrations pursuant to this Section 2.2 beginning the day following the date one hundred eighty (180) days after the Company's Initial Offering.



                                       6.

                           (ii) after the Company has filed three (3)
registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective and either: (A) such registration has been declared or ordered effective; or (B) the request for such registration has been subsequently withdrawn by the Initiating Holders, unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request; provided, however, that if the Initiating Holders shall pay all expenses of such withdrawn registration, then such withdrawn registration shall not be considered for purposes of determining whether the Company has satisfied its obligations under this Section 2.2(c)(ii).

                           (iii) during the period starting with the date of
filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Company's Initial Offering; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

                           (iv) if within thirty (30) days of receipt of a
written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make a public offering within ninety (90) days;

                           (v) if the Company shall furnish to Holders
requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                           (vi) without prejudice to the rights of the Holders
under Section 2.4 hereof, if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

         2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within thirty (30) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or



                                       7.

registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less that sixty-six and two-thirds (66 2/3%) of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability corporation or corporation, the partners, members, retired partners, retired members, and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall, unless such persons also directly own Registrable Securities for their own account, be deemed to be a single "HOLDER", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                  (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

         2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a



                                       8.

registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                           (i) if Form S-3 (or any successor or similar form) is
not available for such offering by the Holders, or

                           (ii) if the Holders, together with the holders of any
other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five hundred thousand dollars ($500,000), or

                           (iii) if within thirty (30) days of receipt of a
written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make a public offering within ninety (90) days;

                           (iv) if the Company shall furnish to the Holders a
certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

                           (v) in any particular jurisdiction in which the
Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.



                                       9.

         2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2, in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 to a demand registration.

         2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, and such amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.



                                      10.

                  (e) Use its reasonable best efforts to cause all securities covered by such registration statement to be registered with or approved by such other governmental authorities in the United States as may be necessary by virtue of the business and operations of the Company to enable the sellers to consummate the disposition thereof;

                  (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of any Holder of securities participating in the registration, promptly prepare a supplement or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

                  (h) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

                  (i) Use its reasonable best efforts to cause all securities covered by such registration statement to be listed on a national securities exchange in the united States or on the National Association of Securities Dealers, Inc. National Market System (if such securities are not already so listed), and on each other securities exchange on which similar securities issued by the Company are then listed, if the listing of such securities covered by the such registration statement is then permitted under the rules of such exchange.

         2.7 TERMINATION OF REGISTRATION RIGHTS. A Holder's registration rights shall expire if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, (b) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period, and (c) such Holder holds less than one-half (1/2) percent of the issued and outstanding shares of the Company, on an as if converted basis.

         2.8 FURNISHING INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or
2.4 that the selling Holders shall



                                      11.

furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

         2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, employees, agents, advisors and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or in any application or other document or communication executed by or on behalf of the Company or based upon written information by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter, employee, agent, advisor or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, employee, agent, advisor, underwriter or controlling person of such Holder.

                  (b) To the extent permitted by law, each Holder, severally and not jointly, will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, employees, agents, advisors, officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors, officers, employees, agents, advisors or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, employee, agent, advisor, controlling person, underwriter or other such



                                      12.

Holder, or partner, director, officer, employee, agent, advisor or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, employee, agent, advisor, underwriter or other Holder, or partner, officer, director, employee, agent, advisor or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve such indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

                  (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent,



                                      13.

knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

                  (e) The obligations of the Company and Holders under this
Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, affiliate, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, (c) acquires at least two hundred fifty thousand (250,000) shares of Registrable Securities (as adjusted for stock splits and combinations), (d) acquires all of such Holder's shares of Registrable Securities, or (e) is a Permitted Transferee; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

         2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least sixty percent (60%) of the Registrable Securities then outstanding; provided that any amendment or waiver of Section 2.2 may be effected with the written consent of the holders of at least sixty percent (60%) of the Registrable Securities then outstanding, excluding shares held by the Management Holders. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

         2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

         2.13 "MARKET STAND-OFF" AGREEMENT; AGREEMENT TO FURNISH INFORMATION. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, or otherwise reduce its risk of ownership or investment in, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period (if any) specified by the representative of the



                                      14.

underwriters of Common Stock (or other securities) of the Company with respect to each such transaction not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements, and such agreements have not been waived with respect to any such officer, director or holder of at least 1% of the Company. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

         Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

         2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                  (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                  (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.



                                      15.

SECTION 3. COVENANTS OF THE COMPANY

         3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

                  (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with United States generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                  (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, to the extent requested by an Investor the Company will furnish each Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with United States generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of recognized international standing selected by the Company's Board of Directors.

                  (c) The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five
(45) days thereafter, to the extent requested by such Investor a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with United States generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

                  (d) So long as an Investor (together with its Permitted Transferees and its affiliates) shall own not less than five hundred thousand (500,000) shares of Registrable Securities (as adjusted for stock splits and combinations and similar transactions) (a "MAJOR INVESTOR"), the Company will furnish each such Major Investor (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and
(ii) as soon as practicable after the end of each month, and in any event within twenty (20) days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

         3.2 INSPECTION RIGHTS. Each Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be



                                      16.

reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith would destroy the attorney-client privilege.

         3.3 CONFIDENTIALITY OF RECORDS. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary, affiliate or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

         3.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock which may then be issuable upon full conversion of the Preferred Stock.

         3.5 STOCK VESTING. Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person's services commencement date with the company, and (b) seventy-five percent (75%) of such stock shall vest monthly in even amounts over the remaining three (3) years. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase, at the original price per share paid by such person for such stock, any unvested shares of stock held by such person.

         3.6 VISITATION RIGHTS. The Company shall allow one representative designated by each Investor holding (together with its Permitted Transferees and its affiliates) more than nine hundred thousand (900,000) Shares to attend all meetings of the Company's Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give each such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that the Company reserves the right to exclude any such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege or for other similar reasons.

         3.7 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement in a form approved by the Company's Board of Directors.

         3.8 PROTECTIVE PROVISIONS. The approval of a majority of the Board of Directors shall be required for effecting or validating any of the following actions:



                                      17.

                  (a) Any action by the Company or any Subsidiary regarding an Asset Transfer or Acquisition (as defined in the Company's Restated Certificate of Incorporation);

                  (b) Any incurrence of debt in excess of net current assets (not taking into account cash raised in any Preferred Stock financing) on a consolidated basis with all Subsidiaries;

                  (c) Any liquidation or winding up of the Company; and

                  (d) The acquisition or disposition of any internet service provider business or any other related business by the Company or any Subsidiary, for consideration in excess of three million dollars ($3,000,000), or any other acquisition or disposition for consideration by the Company or any Subsidiary with a value in excess of three million dollars ($3,000,000).

         3.9 UNITED STATES REAL PROPERTY HOLDING CORPORATION. The Company will not become at any time in the future a United States Real Property Holding Corporation as such term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended.

         3.10 TERMINATION OF COVENANTS. All covenants of the Company contained in Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the closing of the Qualified IPO or (ii) upon the consummation of an Asset Transfer or Acquisition, as defined in the Company's Restated Certificate of Incorporation.

SECTION 4. PREEMPTIVE RIGHTS

         4.1 SUBSEQUENT OFFERINGS. Each Major Investor shall have a preemptive right to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Investor's pro rata share is equal to the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to
(b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "EQUITY SECURITIES" shall mean (i) any Common Stock, Preferred Stock or other equity security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other equity security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other equity security or (iv) any such warrant or right.

         4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to



                                      18.

offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable United States federal securities laws by virtue of such offer or sale. In connection with any such offer or sale, the Company will take such actions as are commercially reasonable, or refrain from taking such actions as is commercially reasonable, as are within its control, so as to ensure that appropriate exemptions from the registration requirements of the Securities Act are available.

         4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect (each, an "Electing Investor") and shall offer such Major Investors the right to acquire such unsubscribed shares. Each Electing Investor shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Major Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investor's rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

         4.4 TERMINATION AND WAIVER OF PREEMPTIVE RIGHTS. The preemptive rights established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the closing of the Company's Initial Offering or (ii) consummation of an Asset Transfer or Acquisition as defined in the Company's Restated Certificate of Incorporation. The preemptive rights established by this
Section 4 may be amended, or any provision waived with the written consent of Major Investors holding sixty percent (60%) of the Registrable Securities held by all Major Investors, or as permitted by Section 5.6.

         4.5 TRANSFER OF PREEMPTIVE RIGHTS. The preemptive rights of each Major Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

         4.6 EXCLUDED SECURITIES. The preemptive rights established by this
Section 4 shall have no application to any of the following Equity Securities:

                  (a) Shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued after the Original Issue Date (as defined in the Company's Restated Certificate of Incorporation (the "Restated Certificate")) to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

                  (b) Stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement and options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this



                                      19.

Agreement; provided that the rights of first refusal established by this Section 4 apply with respect to the initial sale or grant by the Company of such rights or agreements;

                  (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors;

                  (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

                  (e) shares of Common Stock issued upon conversion of the Shares;

                  (f) any Equity Securities issued pursuant to any equipment leasing or loan arrangement, or debt financing from a bank or similar financial or lending institution approved by the Board of Directors;

                  (g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

                  (h) shares of the Company's Common Stock or Preferred Stock issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by the Company's Board of Directors.

SECTION 5. VOTING

         In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Holder shall vote, consent, or cause to be voted or consented, all shares of capital stock of the Company owned by such Holder or over which such Holder has voting control to elect directors as follows:

         5.1 HOLDERS OF SERIES A PREFERRED. At each election of directors in which the holders of the Series A Preferred Stock, voting together as a separate class, are entitled to elect two directors of the Company pursuant to Section 2(e)(i) of the Restated Certificate, the holders of Series A Preferred Stock that are parties hereto shall vote their respective shares of Series A Preferred Stock so as to elect such persons designated by Softbank Technology Ventures IV, L.P. (which persons shall initially be Scott Russell and Brad Feld).

         5.2 HOLDERS OF COMMON STOCK. At each election of directors in which the holders of Common Stock, voting together as a separate class, are entitled to elect a director of the Company pursuant to Section 2(e)(ii) of the Restated Certificate, the holders of Common Stock that are parties hereto shall vote their respective shares of Common Stock so as to elect the then current Chief Executive Officer of the Company.

         5.3 HOLDERS OF PREFERRED AND COMMON STOCK. At each election of directors in which the holders of Common Stock and Preferred Stock, voting together as a separate and single class, are entitled to elect all remaining directors of the Company pursuant to Section


                                      20.

2(e)(iii) of the Restated Certificate, the holders of Common Stock and Preferred Stock shall vote their respective shares of Common Stock and Preferred Stock so as to elect (i) such person not employed by the Company as is nominated by the Chief Executive Officer of the Company and the directors elected pursuant to
Section 2(e)(i) of the Restated Certificate, and who is reasonably acceptable to the directors nominated pursuant to clause (iii) hereof, (ii) such person not employed by the Company as is nominated by the directors nominated pursuant to clause (iii) hereof, and who is reasonably acceptable to the Chief Executive Officer of the Company and the directors elected pursuant to Section 2(e)(i) of the Restated Certificate, and (iii) one person nominated by JPMICC (who shall initially be Karl Fooks) and one person nominated by Pequot Private Equity Fund II, L.P.("Pequot") (who shall initially be James McNiel). Either the person nominated by JPMICC or the person nominated by Pequot shall be hereinafter referred to as the "JPMICC/Pequot Director".

         5.4 TERMINATION. The provisions of this Section 5 shall continue in full force and effect from the date hereof through the earliest of the following dates, on which they shall terminate in their entirety:

                  (a) the date of the closing of the Qualified IPO;

                  (b) ten (10) years from the date of this Agreement;

                  (c) upon the consummation of an Asset Transfer or Acquisition, as defined in the Company's Restated Certificate; or

                  (d) the date as of which the parties hereto terminate this Agreement pursuant to Section 6.6 of this Agreement.

SECTION 6. MISCELLANEOUS

         6.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, except as to matters of corporate law which shall be governed by the General Corporation Law of Delaware. Any legal action or other legal proceeding commenced among the parties hereto with respect to this Agreement shall be commenced and maintained exclusively in a state or federal court located in the County of Santa Clara, State of California. Each party hereto expressly and irrevocably consents and submits to the exclusive jurisdiction of the applicable state and federal courts located in the County of Santa Clara, State of California and each appellate court located in the State of California, in connection with any such proceeding. Each party agrees that such courts shall be deemed to be a convenient forum in any such legal proceeding, and agrees not to assert (by way of motion, as a defense or otherwise) any claim that such party is not subject personally to the jurisdiction of any such courts, that such legal proceeding has been brought in an inconvenient forum, that the venue of such legal proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by any such courts. Personal service may be effected by written notice served upon either party as provided by this Agreement, or as otherwise permitted or provided by law in the State of California.



                                      21.

         6.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto (including, without limitation, the JPMICC Letter (as defined in the Purchase Agreement and the Restated Certificate), constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         6.5 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         6.6 AMENDMENT AND WAIVER.

             (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least sixty percent (60%) of the Registrable Securities, provided that any amendment or modification affecting the right of J.P. Morgan International Capital Corporation to designate one JPMICC/Pequot Director as provided in
Section 5.3 shall require the written consent of J.P. Morgan International Capital Corporation, and that any amendment or modification affecting the right of Pequot Private Equity Fund II, L.P. to designate one JPMICC/Pequot Director as provided in Section 5.3 shall require the written consent of Pequot Private Equity Fund II, L.P.

             (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least sixty percent (60%) of the Registrable Securities.



                                      22.

                  (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include purchasers of Shares pursuant to the Purchase Agreement at any closing after the First Closing as "Investors," "Holders" and parties hereto.

         6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

         6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) eight (8) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) three (3) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten
(10) days advance written notice to the other parties hereto.

         6.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         6.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]



                                      23.

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               INVESTOR:

ASIA ONLINE, LTD.                      SOFTBANK TECHNOLOGY VENTURES IV, L.P.


By: /s/ Kevin H. Randolph              By: /s/ Edward Scott Russell
   --------------------------             -------------------------
     Kevin H. Randolph, President
                                       Name: Edward Scott Russell
                                            -----------------------

                                       Title: Managing Director
                                             ----------------------

MANAGEMENT HOLDERS:                    SOFTBANK TECHNOLOGY ADVISORS FUND, L.P.


/s/ Kevin H. Randolph                  By: /s/ Edward Scott Russell
-----------------------------             -------------------------
Kevin H. Randolph
                                       Name: Edward Scott Russell
                                            -----------------------

                                       Title: Managing Director
                                             ----------------------

                                       INTERLIANT, INC.

                                       By:
                                          -------------------------

                                       Name:
                                            -----------------------

                                       Title:
                                             ----------------------

                                       J.P. MORGAN INTERNATIONAL CAPITAL CORP.

                                       By: /s/ J. Edmund Colloton
                                          -------------------------

                                       Name: J. Edmund Colloton
                                            -----------------------

                                       Title: Vice President
                                             ----------------------


             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                       SIXTY WALL STREET FUND, L.P.

                                       BY SIXTY WALL STREET CORPORATION,
                                       ITS GENERAL PARTNER

                                       By: /s/ J. Edmund Colloton
                                          -----------------------------------

                                       Name: J. Edmund Colloton
                                            ---------------------------------

                                       Title: Vice President
                                             --------------------------------

                                       PEQUOT PRIVATE EQUITY FUND II, L.P.

                                       By: Pequot Capital Management, Inc. as
                                           investment manager
                                           ----------------------------------

                                       Name: /s/ David J. Malat
                                            ---------------------------------
                                            David J. Malat

                                            Title: CFO
                                                  ---------------------------

                                       GE CAPITAL EQUITY INVESTMENTS, INC.

                                       By: /s/ Michael Benjamin Gosig
                                          -----------------------------------

                                       Name: Michael Benjamin Gosig
                                            ---------------------------------

                                            Title: Vice President
                                                  ---------------------------

                                       NEXUS CAPITAL PARTNERS I, L.P.

                                       By: /s/ Rob Horning
                                          -----------------------------------

                                       Name: Rob Horning
                                            ---------------------------------

                                            Title: Principal, Nexus Group,
                                                   LLC - General Partner
                                                  ---------------------------

                                       MLS-I, L.P.

                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------



             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                       PORCELAIN PARTNERS, L.P.

                                       By: /s/ Rob Horning
                                          ----------------------------------

                                       Name: Rob Horning
                                            --------------------------------

                                       Title: Principal, Nexus Group, LLC-
                                              General Partner
                                             -------------------------------


                                       NEXUS PARTNERS, LLC

                                       By: /s/ Rob Horning
                                          ----------------------------------

                                       Name: Rob Horning
                                            --------------------------------

                                       Title: Principal
                                             -------------------------------


                                       CONCENTRIC NETWORK CORPORATION

                                       By: /s/ James L. Isaacs
                                          ----------------------------------

                                       Name: James L. Isaacs
                                            --------------------------------

                                       Title: VP, Business Development
                                             -------------------------------


                                       DELL USA L.P.

                                       By: /s/ Thomas H. Welch, Jr.
                                          ----------------------------------

                                       Name: Thomas H. Welch, Jr.
                                            --------------------------------

                                       Title: Vice President, Deputy General
                                              Counsel
                                             -------------------------------


                                       SOCIETE CENTRALE D'INVESTISSEMENTS

                                       By: /s/ Edwina Lee
                                          ----------------------------------

                                       Name: Edwina Lee
                                            --------------------------------

                                       Title: Authorised Representative
                                             -------------------------------



             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                       PW PARTNERS 1998, L.P.

                                       By: /s/ Dhananjay Pai
                                          ----------------------------

                                       Name: Dhananjay Pai
                                            --------------------------

                                       Title: Vice President
                                             -------------------------


                                       P.W. EXE, L.P.

                                       By: /s/ Regina Dolan
                                          ----------------------------

                                       Name: Regina Dolan
                                            --------------------------

                                       Title: Executive Vice President
                                             -------------------------


                                       PW CAPITAL INC.

                                       By: /s/ Dhananjay Pai
                                          ----------------------------

                                       Name: Dhananjay Pai
                                            --------------------------

                                       Title: President
                                             -------------------------

                                       ABN-AMRO CAPITAL INVESTMENT ASIA LIMITED

                                       By: /s/ Marc Staal
                                          ----------------------------

                                       Name: Marc Staal
                                            --------------------------

                                       Title: CEO
                                             -------------------------

                                       CIBC WMC INC.

                                       By: /s/ [ILLEGIBLE]
                                          ----------------------------

                                       Name: [ILLEGIBLE]
                                            --------------------------

                                       Title: Managing Director
                                             -------------------------



             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                       THE MANUFACTURERS LIFE INSURANCE COMPANY
                                       (USA)

                                       By: /s/ Myles P. Gilbert/
                                           /s/ William M. Sheehan
                                           ----------------------

                                       Name: Myles P. Gilbert/
                                             William M. Sheehan
                                            ---------------------

                                       Title: Managing Director/
                                              Managing Director
                                             --------------------


                                       SYSTEX CAPITAL GROUP, INC.

                                       By: /s/ T.J. Huang
                                          -----------------------

                                       Name: T.J. Huang
                                            ---------------------

                                       Title: Director
                                             --------------------


                                       HIKARI TSUSHIN PARTNERS, L.P.

                                       By: /s/ Ryoji Kabaya
                                          -----------------------

                                       Name: Ryoji Kabaya
                                            ---------------------

                                       Title: President
                                             --------------------


                                       HIKARI TSUSHIN INTERNATIONAL LIMITED

                                       By: /s/ Masahide Saito
                                          -----------------------

                                       Name: Masahide Saito
                                            ---------------------

                                       Title: Director
                                             --------------------



             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                       GE EQUITY INVESTMENTS, INC.

                                       By: /s/ Michael Benjamin Gosig
                                          --------------------------------

                                       Name: Michael Benjamin Gosig
                                            ------------------------------

                                       Title: Vice President
                                             -----------------------------


                                       NEXUS CAPITAL PARTNERS II, L.P.

                                       By: /s/ Rob Horning
                                          --------------------------------

                                       Name: Rob Horning
                                            ------------------------------

                                       Title: Principal, Nexus Group, LLC-
                                              General Partner
                                             -----------------------------


                                       SOFTBANK TECHNOLOGY VENTURES V, L.P.

                                       BY SBTV V LLC, ITS GENERAL PARTNER


                                       By: /s/ Edward Scott Russell
                                          --------------------------------

                                       Name: Edward Scott Russell
                                            ------------------------------

                                       Title: Managing Director
                                             -----------------------------


                                       SOFTBANK TECHNOLOGY VENTURES ADVISORS
                                       FUND V, L.P.

                                       BY SBTV V LLC, ITS GENERAL PARTNER


                                       By: /s/ Edward Scott Russell
                                          --------------------------------

                                       Name: Edward Scott Russell
                                            ------------------------------

                                       Title: Managing Director
                                             -----------------------------



             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                       SOFTBANK TECHNOLOGY VENTURES
                                       ENTREPRENEURS FUND V, L.P.

                                       BY SBTV V LLC, ITS GENERAL PARTNER


                                       By: /s/ Edward Scott Russell
                                          -------------------------

                                       Name: Edward Scott Russell
                                            -----------------------

                                       Title: Managing Director
                                             ----------------------